William A. Schmitz
President & CEO

ARISTA power

MAKING POWER WORK FOR YOU

(OTCBB: ASPW)

September 2011

Safe Harbor Statement

The discussions set forth in this presentation may contain forward-looking comments. Such comments are based upon the information currently available to management of Arista Power, Inc. and management's perception thereof as of the date of this discussion. Actual results of Arista Power's operations could materially differ from those indicated in the forward-looking comments. The difference could be caused by a number of factors, including, but not limited to, those discussed under the Risk Factors heading in Arista Power's Annual Report on Form 10-K, which was filed with the United States Securities and Exchange Commission on March 17, 2011. You are strongly encouraged to obtain and consider the factors listed in the 2011 Annual Report on Form 10-K and any amendments or modifications thereof when evaluating any forward-looking comments concerning Arista Power.

Forward-looking statements speak only as of the date they are made and are statements of Arista Power's current expectations concerning future results, events and conditions and Arista Power is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Arista Power Overview

- Rochester, New York-based developer and manufacturer of power management systems that integrate alternative energy systems
- New management team with substantial knowledge of the power management, alternative energy and energy storage industries
- Proven management track record of successfully launching products in high-growth companies
- Started marketing efforts for current product line in May 2011
- Product mix includes power management systems, storage, wind turbines, solar PV, inverters, and fuel cells
- Poised to take advantage of globally increasing peak electricity demand rates – enormous market

ARISTA power

Proven Management Team

William A. Schmitz President & CEO	•Former COO of Ultralife Corporation •Proven track record of launching products in high growth companies •B.S. in Mechanical Engineering & M.S. in Operations Management
Mark Matthews VP of Sales & Marketing / Co-Inventor of Power on Demand	•Former VP of Government & Commercial Sales at Ultralife •Previously worked as battery design engineer for Saft & Eagle Picher •B.S. Engineering Management & Chemical Engineering
Adeeb Saba VP of Operations	•Former VP of Manufacturing & VP of Engineering at Ultralife •Previously worked for Titmus Corporation and Bausch & Lomb in Product Development •B.S. in Manufacturing Engineering Technology
Molly Hedges Acting CFO & VP of Finance	•Former VP of Finance & Controller at Ultralife •Previously worked for Bausch & Lomb & Pricewaterhouse
Hari Nayar Director of Engineering Co-Inventor of Power on Demand	•Formerly Senior Electrical Engineer at Tyco International •B.S. in Electrical Engineering

ARISTA power

Respected Board of Directors

Dov Schwell, Chairman	• Corporate and securities lawyer for 20+ years • Co-Founder of Schwell, Wimpfheimer & Associates LLP, full service law firm based in New York City and Jerusalem • Former Partner at McDermott, Will & Emery
Senator John Blake	• State Senator for the 22nd District in Pennsylvania
Steven DiNunzio	• CFO of Diamond Notch Asset Management, LLC in New York City
Pierre Leignadier	• President of OmniMarkets, LLC in New York City
George Naselaris	• 40 years as a successful entrepreneur in Rochester, NY
William A. Schmitz	• President and CEO of Arista Power

Company Milestones

- Company Management Team Arrives – November 2009
- 1st Mobile Renewable Power Station Order (US Army) – March 2010
- 1st Power on Demand Order – July 2010
- 1st Stand-Alone Solar PV Order – December 2010
- 1st International Sale / Distributor (Lithuania) – March 2011
- 1st Power on Demand System Goes Live – April 2011
- 2nd & 3rd Power on Demand Sales: PGM & Sentry Group – April 2011
- Name Changed to Arista Power – May 2011
- 2nd Mobile Renewable Power Station Order (FBI) – June 2011
- Helios Solar, Johnson Controls and ABB Strategic Partnerships – July/August 2011

ARISTA power

Integrated Product Mix

- Power on Demand
- Mobile Renewable Power Station
- Solar PV
- Wind







ARISTA power

Industry's Problem: Rising "Hidden" Demand Charges

Arista Power's Solution: Power on Demand



Solar Power
Renewable energy
Solar Power
Power-on-Demand
Renewable energy
Wind Power
Wind Power

ARISTA power

What are Electricity Demand Charges?

Electric Bills are Primarily Two Charges:

- Consumption - kWh - How much energy used
- Demand - kW - The maximum amount of power used in the highest 15-minute window of a billing period because the utility charges for the 'right' to access max power consumption
  - Customer is charged for the access to the power level, even if used infrequently during the month
  - Demand charges are often 40% - 70% of a commercial bill

ARISTA power

Advantages of Power on Demand

- Market: All commercial customers with high energy costs & demand charges
- Power management system that uses energy from multiple sources integrated with a custom-designed battery storage system
  - Maximizes value of energy from wind, solar, fuel cells, and the grid
- Releases energy at optimal times *to reduce peak power demand*
- Systems priced in the mid-six figures or higher (custom-sized)
- Return on Investment of 2 to 5 years
- Islanding functionality allows for UPS functionality for critical operations
- Patent-pending system

"Shaving the Peak"


Daily Power:
kW versus Time
250
200
150
100
50
0
Power kW
Savings
Without D.M.S
With D.M.S
Time (hours:minutes)

ARISTA power

Mobile Renewable Power Station

- Market: Off-grid applications
- Mobile trailer that can be set up and start capturing, storing and using renewable energy sources within five minutes
- 4.5GT WindTamer wind turbine on retractable / winched mount
- 14 kWh of energy storage
- DC input for solar PV / fuel cell
- Multiple inputs and outputs



ARISTA power

WindTamer Turbines



WindTamer 8.0GT AEO


12000
9000
6000
3000
0
5 m/s
6 m/s
7 m/s
8 m/s
Typical Open Rotor (8 ft diameter)
AEO for 8.0GT (kWh)

ARISTA power

Top Targeted Customers

Power on Demand Systems

- Hospitals
- Manufacturing companies
- Schools
- Apartment buildings
- Shopping malls

Mobile Renewable Power Stations

- Military – US, UK, Indian
- FBI
- Border patrol
- NATO

ARISTA power

Strategic Partners

EnerSys

ABB

ARISTA power

Johnson Controls

HELIOS SOLAR WORKS

Barriers to Entry

- Intellectual Property
- Our battery and power conditioning expertise
- Focus behind the meter
- Head start on the competition

Competition

- Grid level
  - GE, Siemens, Schneider, Eaton
- Demand Response
  - EnerNoc
- ZBB
- Johnson Controls

ARISTA power

Key Facts (as of 9/12/2011)

Symbol:	ASPW
Corporate Headquarters:	Rochester, NY
Shares Outstanding:	235 million
Options/Warrants Outstanding:	39.2 million
Average Exercise Price of Options/Warrants:	$0.27
Stock Price / 52-Week Range:	$0.12 / $0.10-$0.31
Market Capitalization:	$28 million
Volume (daily 90-day average):	131,874 shares/day
Debt:	$0
Cash:	$1.5 million
Insider Ownership:	18%
Institutional Ownership:	0%
Employees:	14
Auditing Firm:	EFP Rotenberg

Investment Considerations

- $28 million market capitalization
- Strong portfolio of differentiated new products, which provides significant upside in large, underserved markets → peak demand charges & off grid applications
- $37 million in qualified quotes and proposals outstanding, with a backlog of $1.2 million
- Industry leaders as strategic partners

ARISTA power

2011 Expectations

$15 million booked orders

- $9,500,000 Power on Demand systems
- $4,000,000 Renewable Power Stations
- $1,000,000 of solar
- $500,000 of wind

Note: revenues expected to be recognized approximately 6 months after sale

ARISTA power

2012 Expectations

$50+ million booked orders

- $35,000,000 of Power on Demand systems
- $7,000,000 of Renewable Power Stations
- $6,000,000 of micro-grids
- $1,500,000 of wind
- $3,000,000 of solar

- Expect to be cash flow positive in first half 2012

Note: revenues expected to be recognized approximately 6 months after sale

William A. Schmitz
President & CEO

bschmitz@aristapower.com

ARISTA power

MAKING POWER WORK FOR YOU